UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 24, 2005

AEROGEN, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-31913	33-0488580
(Commission File No.)	(IRS Employer Identification No.)

2071 Stierlin Court, Suite 100

Mountain View, CA 94043

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 864-7300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                          Entry into a Material Definitive Agreement.

On May 24, 2005, Aerogen, Inc., a Delaware corporation (the “Company”), entered into an amendment to the Registration Rights Agreement by and between the Company and Xmark Fund L.P., Xmark Fund, Ltd., and the other Investors listed as signatories thereto (the “Amendment”) to clarify certain penalty provisions of the Registration Rights Agreement, dated as of March 22, 2004.

A copy of the Amendment is filed herewith as Exhibit 4.17.1 and is incorporated herein by reference.

Item 3.01.                                          Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 31, 2005, the Company issued a press release announcing that it had received a Nasdaq Staff Determination letter on May 25, 2005 indicating that its securities will be delisted from the Nasdaq SmallCap Market based on the Company’s failure to maintain shareholder equity above $2.5 million in accordance with Nasdaq Marketplace Rule 4310(c)(2)(B). The Company has requested a hearing before a Nasdaq Listing Qualifications Panel to review the Staff’s determination.  The filing of the appeal will stay the delisting of the Company’s securities pending the Panel’s decision, however, there can be no assurance that the Panel will grant the Company’s request for continued listing.

A copy of the press release, entitled “Aerogen, Inc. Receives Nasdaq Listing Determination; Requests Hearing,” is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.                                          Financial Statements and Exhibits.

(c)	Exhibits:

4.17.1

Amendment to Registration Rights Agreement, dated May 24, 2005 by and, between Aerogen, Inc. and Xmark Fund L.P., a Delaware Limited Partnership, Xmark Fund, Ltd., a Cayman Islands exempted company, and the other Investors listed as signatories thereto.

99.1	Press Release, dated May 31, 2005, entitled “Aerogen, Inc. Receives Nasdaq Listing Determination; Requests Hearing.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AEROGEN, INC.

Dated: May 31, 2005	By:	/s/ Robert S. Breuil
	Name:	Robert S. Breuil
	Title:	Chief Financial Officer and Vice
President of Corporate Development

EXHIBITS

4.17.1                        Amendment to Registration Rights Agreement, dated May 24, 2005 by and, between Aerogen, Inc. and Xmark Fund L.P., a Delaware Limited Partnership, Xmark Fund, Ltd., a Cayman Islands exempted company, and the other Investors listed as signatories thereto.

99.1                                 Press Release, dated May 31, 2005, entitled “Aerogen, Inc. Receives Nasdaq Listing Determination; Requests Hearing.”